Exhibit 99.2

 Molina Healthcare to Acquire Magellan Complete Care  April 30, 2020

 Cautionary Statement  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:This presentation and the accompanying oral remarks include forward-looking statements regarding, without limitation, the Company’s proposed acquisition of Magellan Complete Care. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company cannot guarantee that it will actually achieve the plans, outlook, or expectations disclosed in its forward-looking statements and, accordingly, you should not place undue reliance on the Company’s forward-looking statements. Those risks and uncertainties are discussed under Item 1A in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and also in the Company’s quarterly reports and other reports and filings with the Securities and Exchange Commission, or SEC. These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, the Company can give no assurances that its forward-looking statements will prove to be accurate, or that the results or events projected or contemplated by its forward-looking statements will in fact occur. All forward-looking statements in this presentation represent management’s judgment as of April 30, 2020, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in its expectations.

   Combination at a Glance  Strategic product fit, complementary geography and compelling return profile    Molina    Magellan Complete Care   Membership (1)  3.4M  155K  2019 Revenue  ~$16.8B  >$2.7B  2019 Reported MCR  85.8%  88.9%  2019 EBITDA (2)  ~$1.1B  Slightly profitable  Molina at 3/31/20. MCC at 12/31/19.See reconciliation of non-GAAP financial measures at the end of this presentation.

   Puerto Rico                                                                                                                                                                                                                                                                                        Geographic Footprint of Combined Entity  Operating cost leverage through Medicare and Marketplace expansion opportunities    Portfolio of businesses in government managed-care    Magellan Complete Care operates in 6 states, including 3 new states for Molina  AZ: newly procured TANF and CHIPVA: recently procured LTSS, TANF, CHIPMA: well-established dualsNY: well-established NYC MLTCFL: SMI populationWI: Self-directed care, ASO          = New state    = Overlap state    = Existing state  = Adds New York City

Strategic Rationale

Strategic attributes of acquisition are compelling

ATTRACTIVE GEOGRAPHIC AND PRODUCT ADDITIONS

1 **Highly complementary geographic and product additions**

- supports existing high acuity and duals strategy
- creates opportunities for both fixed cost and operating leverage

PORTFOLIO DIVERSIFICATION AND ENHANCEMENT

3 **Immediate expansion of geographic and product footprint**

- creates broader portfolio, less affected by state-specific RFP timing and cycles

SIGNIFICANT VALUE CREATION

2 **Revenue streams from MCC contracts are long-tenured and stable**

- will apply our demonstrated operating capabilities to these revenue streams to improve MCC margins

STABILITY AND CONTINUITY OF CARE

4 **Maintains stability for state partners**

- provides continuity of care for MCC members

MOLINA HEALTHCARE
5

Transaction Summary  Uses available cash, attractively priced, many sources of value creation and attractive returns  $820 million net of certain tax benefitsNet purchase price approximately 30 percent of full year 2019 revenue  Purchase Price  Value Creation  Three sources of value: margin improvement, operating leverage, fixed cost leverageAccretion: approximately $0.50 to $0.75 cash earnings per diluted share in the first year of ownership; at least $1.75 cash earnings per diluted share in the second year of ownership  Significant excess cash at parent and existing lines of credit give Molina both capacity and flexibilityMolina to fund entire transaction with a portion of its cash on hand  Funding

 Thank You

 Reconciliation of Non-GAAP Financial Measures

 Reconciliation of Non-GAAP Financial Measures  As of December 31, 2019  Net Income  $737M  Adjustments:    Depreciation, and Amortization of Intangible Assets and Capitalized Software  $89M  Interest Expense  $87M  Income Tax Expense  $235M  EBITDA  $1,148M  2019 Actual